UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

November 29, 2018 (November 29, 2018)
Date of Report
(Date of Earliest Event Reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip code)

(706) 649-2311
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 29, 2018, Synovus Financial Corp. (the “Company”) held a special meeting of its shareholders (the “Meeting”) in Columbus, Georgia.  Of the 116,388,487 shares of the Company’s common stock issued and outstanding at the close of business as of October 24, 2018, the record date for the Meeting, shareholders representing a majority of the votes entitled to be cast were present or represented by proxy at the Meeting, constituting a quorum for all matters to be presented at the Meeting.

Following is an overview of the proposals that were submitted to the shareholders for approval (each of which proposals is described in greater detail in the definitive joint proxy statement/prospectus filed by the Company with the Securities Exchange Commission on October 29, 2018) and a tabulation of the votes with respect to each proposal.

Proposal 1

The proposal was to approve the issuance of shares of common stock, par value $1.00 per share, of the Company, in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of July 23, 2018, as it may be amended from time to time, by and among the Company, Azalea Merger Sub Corp., a wholly-owned subsidiary of the Company, and FCB Financial Holdings, Inc. (which we refer to as the “Synovus share issuance proposal”):

	Votes For	Votes Against	Votes abstained	Broker Non-Votes
Common Stock	179,261,275	2,789,862	1,268,861	0

Proposal 2

In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of the Synovus share issuance proposal at the time of the Meeting. The adjournment proposal was not submitted to the shareholders of the Company for approval at the Meeting because Company shareholders approved the Synovus share issuance proposal, as noted above.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: November 29, 2018	By:	/s/ Allan E. Kamensky
	Name:	Allan E. Kamensky
	Title:	Executive Vice President, General Counsel and Secretary